       Oppenheimer Main Street Small Cap Fund(R)
         Supplement dated June 2, 2008 to the
           Prospectus dated August 24, 2007

This supplement amends the Prospectus of Oppenheimer
Main Street Small Cap Fund (the "Fund") dated August
24, 2007 and is in addition to the supplements dated
December 28, 2007 and April 28, 2008.

The section "How the Fund is Managed - Portfolio
Managers," on page 14 of the Prospectus, is deleted
in its entirety and is replaced by the following:

  Portfolio Managers. The Fund's portfolio is
  managed by Mark Zavanelli and Marc Reinganum, who
  are primarily responsible for the day-to-day
  management of the Fund's investments. Mr.
  Zavanelli has been a Vice President and
  co-portfolio manager of the Fund since August 1999
  and Dr. Reinganum is co-portfolio manager of the
  Fund effective June 30, 2008.

     Mr. Zavanelli, CFA, has been a portfolio
  manager of the Manager since July 1999 and a Vice
  President of the Manager since November 2000.
  Prior to joining the Manager in April 1998, Mr.
  Zavanelli was President of Waterside Capital
  Management, a registered investment adviser, from
  August 1995 through April 1998. He is a portfolio
  manager and an officer of other portfolios in the
  OppenheimerFunds complex.

     Dr. Reinganum has been a Vice President of the
  Manager and Director of Quantitative Research and
  Portfolio Strategist for Equities since September
  2002. He was the Mary Jo Vaughn Rauscher Chair in
  Financial Investments at Southern Methodist
  University from 1995 to 2002. At Southern
  Methodist University he also served as the
  Director of the Finance Institute, the Chairman of
  the Finance Department, the President of the
  Faculty at the Cox School of Business and a member
  of the Board of Trustees Investment Committee. He
  is a portfolio manager and an officer of other
  portfolios in the OppenheimerFunds complex.

  The Statement of Additional Information provides
  additional information about the Portfolio
  Managers' compensation, other accounts they
  manage and their ownership of Fund shares.

June 2, 2008                                PS0847.026